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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08216

PIMCO Strategic Global Government Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2011

Date of reporting period: October 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
U.S. GOVERNMENT AGENCY SECURITIES—173.6%
		Fannie Mae—124.6%
$28		2.45%, 4/1/30, FRN, MBS (k)	Aaa/AAA	$29,132
21		2.53%, 9/1/28, FRN, MBS	Aaa/AAA	21,927
145		2.65%, 3/1/32, FRN, MBS (k)	Aaa/AAA	150,675
10		2.665%, 2/1/32, FRN, MBS	Aaa/AAA	9,938
94		2.727%, 12/1/28, FRN, MBS (k)	Aaa/AAA	98,422
49		2.809%, 2/1/27, FRN, MBS (k)	Aaa/AAA	51,326
231		2.815%, 12/1/30, FRN, MBS (k)	Aaa/AAA	243,981
73		2.958%, 11/1/27, FRN, MBS (k)	Aaa/AAA	76,651
113		2.972%, 12/1/25, FRN, MBS (k)	Aaa/AAA	118,450
85		3.00%, 3/1/31, FRN, MBS (k)	Aaa/AAA	89,262
8		3.025%, 10/1/31, FRN, MBS	Aaa/AAA	7,912
9,938		4.00%, 8/1/40, MBS (k)	Aaa/AAA	10,258,587
34,000		4.00%, MBS, TBA (e)	Aaa/AAA	35,062,500
425		4.25%, 11/25/24, CMO (k)	Aaa/AAA	462,580
18		4.25%, 3/25/33, CMO	Aaa/AAA	19,507
28,393		4.50%, 4/1/40, MBS (k)	Aaa/AAA	30,213,319
4,263		4.50%, 7/25/40, CMO (k)	Aaa/AAA	4,591,258
126,000		4.50%, MBS, TBA (e)	Aaa/AAA	132,300,000
14		5.00%, 12/1/18, MBS	Aaa/AAA	15,354
81		5.50%, 8/25/14, CMO	Aaa/AAA	83,638
25		5.50%, 12/25/16, CMO	Aaa/AAA	26,928
125		5.50%, 7/25/24, CMO	Aaa/AAA	135,086
—	(g)	5.50%, 4/1/32, MBS	Aaa/AAA	296
14,813		5.50%, 11/25/32, CMO (k)	Aaa/AAA	16,687,177
9		5.50%, 12/25/32, CMO	Aaa/AAA	8,537
3,072		5.50%, 6/1/33, MBS (k)	Aaa/AAA	3,332,157
852		5.50%, 7/1/33, MBS (k)	Aaa/AAA	924,098
10		5.50%, 9/1/33, MBS	Aaa/AAA	10,340
1,237		5.50%, 10/1/33, MBS (k)	Aaa/AAA	1,341,924
45		5.50%, 12/1/33, MBS (k)	Aaa/AAA	48,433
709		5.50%, 1/1/34, MBS (k)	Aaa/AAA	769,151
7,715		5.50%, 2/1/34, MBS (k)	Aaa/AAA	8,368,917
87		5.50%, 7/1/34, MBS (k)	Aaa/AAA	93,962
584		5.50%, 8/1/34, MBS (k)	Aaa/AAA	633,634
193		5.50%, 10/1/34, MBS (k)	Aaa/AAA	209,417
887		5.50%, 12/25/34, CMO (k)	Aaa/AAA	1,013,168
1,370		5.50%, 4/25/35, CMO (k)	Aaa/AAA	1,567,218
153		5.50%, 9/1/35, MBS (k)	Aaa/AAA	165,223
42		5.50%, 1/1/36, MBS (k)	Aaa/AAA	45,602
99		5.50%, 8/1/37, MBS (k)	Aaa/AAA	107,219
428		5.50%, 6/1/38, MBS (k)	Aaa/AAA	463,365
1,034		5.50%, 7/1/38, MBS (k)	Aaa/AAA	1,119,367
14,760		5.50%, 12/1/38, MBS (k)	Aaa/AAA	15,981,372
452		5.50%, 3/1/39, MBS (k)	Aaa/AAA	488,984
101,000		5.50%, MBS, TBA (e)	Aaa/AAA	108,480,363
100		5.75%, 6/25/33, CMO	Aaa/AAA	114,238
2,500		5.807%, 8/25/43, CMO (k)	Aaa/AAA	2,761,220
55		6.00%, 2/25/17, CMO	Aaa/AAA	59,138
286		6.00%, 4/25/17, CMO (k)	Aaa/AAA	314,030
2,086		6.00%, 12/1/32, MBS (k)	Aaa/AAA	2,318,351

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
		Fannie Mae (continued)
$1,670		6.00%, 1/1/33, MBS (k)	Aaa/AAA	$1,855,994
421		6.00%, 2/1/33, MBS (k)	Aaa/AAA	467,689
4,221		6.00%, 4/1/35, MBS (k)	Aaa/AAA	4,691,420
5,679		6.00%, 1/1/36, MBS (k)	Aaa/AAA	6,227,335
1,601		6.00%, 10/1/36, MBS (k)	Aaa/AAA	1,785,352
9,019		6.00%, 9/1/37, MBS (k)	Aaa/AAA	9,827,115
15,657		6.00%, 4/1/39, MBS (k)	Aaa/AAA	17,168,139
6,428		6.00%, 1/25/44, CMO (k)	Aaa/AAA	7,084,447
24		6.50%, 5/1/13, MBS	Aaa/AAA	26,052
19		6.50%, 10/1/13, MBS	Aaa/AAA	20,857
142		6.50%, 2/1/14, MBS (k)	Aaa/AAA	155,660
158		6.50%, 10/1/18, MBS (k)	Aaa/AAA	172,419
136		6.50%, 9/1/19, MBS (k)	Aaa/AAA	148,734
226		6.50%, 1/1/20, MBS (k)	Aaa/AAA	247,364
234		6.50%, 6/25/23, CMO (k)	Aaa/AAA	266,640
2		6.50%, 12/1/23, MBS	Aaa/AAA	1,891
—	(g)	6.50%, 3/1/24, MBS	Aaa/AAA	115
22		6.50%, 4/1/27, MBS	Aaa/AAA	24,595
167		6.50%, 11/18/27, CMO	Aaa/AAA	189,518
11		6.50%, 1/1/28, MBS	Aaa/AAA	12,663
567		6.50%, 2/1/28, MBS (k)	Aaa/AAA	632,583
18		6.50%, 4/1/28, MBS	Aaa/AAA	20,798
120		6.50%, 9/1/28, MBS (k)	Aaa/AAA	136,048
673		6.50%, 11/1/28, MBS (k)	Aaa/AAA	763,123
85		6.50%, 1/1/29, MBS (k)	Aaa/AAA	95,540
39		6.50%, 2/1/29, MBS (k)	Aaa/AAA	43,589
478		6.50%, 3/1/29, MBS (k)	Aaa/AAA	540,969
70		6.50%, 4/1/29, MBS (k)	Aaa/AAA	79,522
24		6.50%, 5/1/29, MBS (k)	Aaa/AAA	27,614
63		6.50%, 6/1/29, MBS (k)	Aaa/AAA	71,187
788		6.50%, 7/1/29, MBS (k)	Aaa/AAA	891,315
15		6.50%, 8/1/29, MBS	Aaa/AAA	17,183
5		6.50%, 9/1/29, MBS	Aaa/AAA	5,343
8		6.50%, 12/1/29, MBS	Aaa/AAA	9,212
204		6.50%, 4/1/31, MBS (k)	Aaa/AAA	229,488
146		6.50%, 5/1/31, MBS (k)	Aaa/AAA	160,122
150		6.50%, 8/1/31, MBS (k)	Aaa/AAA	164,539
1,325		6.50%, 9/25/31, CMO (k)	Aaa/AAA	1,502,343
61		6.50%, 10/1/31, MBS (k)	Aaa/AAA	67,608
34		6.50%, 11/1/31, MBS (k)	Aaa/AAA	37,603
2,251		6.50%, 3/25/32, CMO (k)	Aaa/AAA	2,576,319
42		6.50%, 6/1/32, MBS (k)	Aaa/AAA	46,846
127		6.50%, 8/1/32, MBS (k)	Aaa/AAA	140,109
66		6.50%, 9/1/32, MBS (k)	Aaa/AAA	72,808
434		6.50%, 10/1/32, MBS (k)	Aaa/AAA	490,749
265		6.50%, 5/1/33, MBS (k)	Aaa/AAA	299,632
76		6.50%, 6/1/33, MBS (k)	Aaa/AAA	85,363
145		6.50%, 7/1/33, MBS (k)	Aaa/AAA	163,662
174		6.50%, 8/1/33, MBS (k)	Aaa/AAA	196,155
473		6.50%, 9/1/33, MBS (k)	Aaa/AAA	534,468
1,389		6.50%, 10/1/33, MBS (k)	Aaa/AAA	1,567,549

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
	Fannie Mae (continued)
$1,000	6.50%, 11/1/33, MBS (k)	Aaa/AAA	$1,127,712
185	6.50%, 12/1/33, MBS (k)	Aaa/AAA	208,574
493	6.50%, 1/1/34, MBS (k)	Aaa/AAA	555,135
61	6.50%, 2/1/34, MBS (k)	Aaa/AAA	68,694
27	6.50%, 3/1/34, MBS (k)	Aaa/AAA	30,159
65	6.50%, 4/1/34, MBS (k)	Aaa/AAA	72,386
75	6.50%, 5/1/34, MBS (k)	Aaa/AAA	84,303
778	6.50%, 7/1/34, MBS (k)	Aaa/AAA	875,202
576	6.50%, 8/1/34, MBS (k)	Aaa/AAA	646,869
709	6.50%, 9/1/34, MBS (k)	Aaa/AAA	797,220
16	6.50%, 10/1/34, MBS	Aaa/AAA	17,646
472	6.50%, 11/1/34, MBS (k)	Aaa/AAA	529,571
309	6.50%, 12/1/34, MBS (k)	Aaa/AAA	346,954
32	6.50%, 1/1/35, MBS (k)	Aaa/AAA	36,350
190	6.50%, 2/1/35, MBS (k)	Aaa/AAA	214,118
123	6.50%, 4/1/35, MBS (k)	Aaa/AAA	138,949
55	6.50%, 7/1/35, MBS (k)	Aaa/AAA	62,056
214	6.50%, 10/1/35, MBS (k)	Aaa/AAA	241,076
1,059	6.50%, 6/1/36, MBS (k)	Aaa/AAA	1,189,272
3,725	6.50%, 12/1/36, MBS (k)	Aaa/AAA	4,148,211
394	6.50%, 4/1/37, MBS (k)	Aaa/AAA	434,216
2,804	6.50%, 2/1/38, MBS (k)	Aaa/AAA	3,126,246
1,458	6.50%, 7/1/39, MBS (k)	Aaa/AAA	1,623,869
1,230	6.50%, 12/25/41, CMO (k)	Aaa/AAA	1,404,890
3,480	6.50%, 7/25/42, CMO (k)	Aaa/AAA	3,976,140
301	6.50%, 8/25/42, CMO (k)	Aaa/AAA	344,241
3,891	6.50%, 9/25/42, CMO (k)	Aaa/AAA	4,370,788
49	6.50%, 10/25/42, CMO	Aaa/AAA	56,305
80	6.50%, 12/25/42, CMO	Aaa/AAA	91,972
1,459	6.50%, 6/25/44, CMO (k)	Aaa/AAA	1,666,174
246	6.50%, 11/1/47, MBS (k)	Aaa/AAA	268,952
61	6.85%, 12/18/27, CMO	Aaa/AAA	70,119
89	7.00%, 7/18/12, CMO	Aaa/AAA	92,222
51	7.00%, 1/1/13, MBS (k)	Aaa/AAA	52,921
19	7.00%, 2/1/15, MBS	Aaa/AAA	20,916
207	7.00%, 3/1/16, MBS (k)	Aaa/AAA	230,503
90	7.00%, 5/1/16, MBS (k)	Aaa/AAA	98,630
81	7.00%, 11/1/16, MBS (k)	Aaa/AAA	84,638
350	7.00%, 5/1/17, MBS (k)	Aaa/AAA	385,482
86	7.00%, 11/1/17, MBS (k)	Aaa/AAA	93,624
696	7.00%, 7/1/21, MBS (k)	Aaa/AAA	760,221
128	7.00%, 11/1/24, MBS (k)	Aaa/AAA	145,673
10	7.00%, 10/1/25, MBS	Aaa/AAA	11,230
47	7.00%, 6/18/27, CMO	Aaa/AAA	54,078
5	7.00%, 9/1/27, MBS	Aaa/AAA	6,287
10	7.00%, 11/1/27, MBS	Aaa/AAA	11,299
35	7.00%, 12/1/27, MBS (k)	Aaa/AAA	40,457
3	7.00%, 5/1/28, MBS	Aaa/AAA	3,395
18	7.00%, 6/1/28, MBS	Aaa/AAA	20,786
52	7.00%, 2/1/29, MBS (k)	Aaa/AAA	59,614
144	7.00%, 3/1/29, MBS (k)	Aaa/AAA	164,547

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
	Fannie Mae (continued)
$140	7.00%, 4/1/29, MBS (k)	Aaa/AAA	$159,144
73	7.00%, 5/1/29, MBS (k)	Aaa/AAA	83,973
55	7.00%, 6/1/29, MBS (k)	Aaa/AAA	63,772
31	7.00%, 7/1/29, MBS (k)	Aaa/AAA	35,343
81	7.00%, 9/1/29, MBS (k)	Aaa/AAA	92,433
31	7.00%, 10/1/29, MBS	Aaa/AAA	36,147
1	7.00%, 11/1/29, MBS	Aaa/AAA	959
15	7.00%, 3/1/30, MBS	Aaa/AAA	16,778
6,002	7.00%, 4/1/30, MBS (k)	Aaa/AAA	6,863,971
137	7.00%, 5/1/30, MBS (k)	Aaa/AAA	157,585
14	7.00%, 4/1/31, MBS	Aaa/AAA	16,000
11	7.00%, 6/1/31, MBS	Aaa/AAA	12,226
39	7.00%, 7/1/31, MBS	Aaa/AAA	44,540
106	7.00%, 8/1/31, MBS (k)	Aaa/AAA	121,831
103	7.00%, 9/1/31, MBS (k)	Aaa/AAA	117,877
14	7.00%, 11/1/31, MBS	Aaa/AAA	15,994
147	7.00%, 12/1/31, MBS (k)	Aaa/AAA	169,053
71	7.00%, 1/1/32, MBS (k)	Aaa/AAA	78,792
156	7.00%, 2/1/32, MBS (k)	Aaa/AAA	178,003
52	7.00%, 4/1/32, MBS (k)	Aaa/AAA	60,114
148	7.00%, 5/1/32, MBS (k)	Aaa/AAA	170,080
145	7.00%, 6/1/32, MBS (k)	Aaa/AAA	167,158
66	7.00%, 7/1/32, MBS (k)	Aaa/AAA	75,615
25	7.00%, 8/1/32, MBS	Aaa/AAA	28,804
369	7.00%, 9/25/32, CMO (k)	Aaa/AAA	432,990
186	7.00%, 9/1/33, MBS (k)	Aaa/AAA	209,517
356	7.00%, 11/1/33, MBS (k)	Aaa/AAA	402,389
605	7.00%, 1/1/34, MBS (k)	Aaa/AAA	679,105
159	7.00%, 7/1/34, MBS (k)	Aaa/AAA	177,206
149	7.00%, 2/25/35, CMO	Aaa/AAA	180,697
161	7.00%, 3/1/35, MBS (k)	Aaa/AAA	182,138
2,828	7.00%, 7/1/36, MBS (k)	Aaa/AAA	3,146,944
1,627	7.00%, 9/25/41, CMO, VRN (k)	Aaa/AAA	1,892,290
186	7.00%, 10/25/41, CMO	Aaa/AAA	218,669
81	7.00%, 7/25/42, CMO	Aaa/AAA	94,874
421	7.00%, 11/25/43, CMO (k)	Aaa/AAA	492,844
378	7.00%, 2/25/44, CMO (k)	Aaa/AAA	443,649
2,408	7.00%, 3/25/45, CMO (k)	Aaa/AAA	2,728,569
319	7.00%, 12/1/46, MBS (k)	Aaa/AAA	354,312
384	7.00%, 1/1/47, MBS (k)	Aaa/AAA	427,083
1,336	7.434%, 2/25/42, CMO, VRN (k)	Aaa/AAA	1,575,978
592	7.50%, 6/1/17, MBS (k)	Aaa/AAA	646,221
47	7.50%, 12/1/17, MBS (k)	Aaa/AAA	53,344
432	7.50%, 5/1/22, MBS (k)	Aaa/AAA	496,439
59	7.50%, 10/25/22, CMO	Aaa/AAA	70,390
733	7.50%, 4/1/24, MBS (k)	Aaa/AAA	832,972
56	7.50%, 11/25/26, CMO	Aaa/AAA	63,192
211	7.50%, 6/19/30, CMO, VRN	Aaa/AAA	243,569
212	7.50%, 6/25/30, CMO	Aaa/AAA	252,696
47	7.50%, 7/1/31, MBS (k)	Aaa/AAA	54,220
105	7.50%, 5/1/32, MBS (k)	Aaa/AAA	120,333

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
	Fannie Mae (continued)
$90	7.50%, 9/1/37, MBS (k)	Aaa/AAA	$100,817
1,225	7.50%, 7/25/41, CMO (k)	Aaa/AAA	1,411,079
77	7.50%, 7/25/42, CMO	Aaa/AAA	91,247
8	7.50%, 8/25/42, CMO	Aaa/AAA	9,756
1,164	7.50%, 10/25/42, CMO (k)	Aaa/AAA	1,357,047
693	7.50%, 3/25/44, CMO (k)	Aaa/AAA	824,460
2,704	7.50%, 6/25/44, CMO (k)	Aaa/AAA	3,171,647
92	7.70%, 3/25/23, CMO	Aaa/AAA	107,476
8	8.00%, 4/1/19, MBS	Aaa/AAA	9,111
347	8.00%, 9/25/21, CMO (k)	Aaa/AAA	416,998
3	8.00%, 1/1/22, MBS	Aaa/AAA	3,427
4	8.00%, 12/1/22, MBS	Aaa/AAA	4,614
7	8.00%, 6/1/24, MBS	Aaa/AAA	8,141
300	8.00%, 9/1/24, MBS (k)	Aaa/AAA	345,702
1	8.00%, 12/1/24, MBS	Aaa/AAA	1,623
2	8.00%, 9/1/27, MBS	Aaa/AAA	2,932
20	8.00%, 4/1/30, MBS	Aaa/AAA	23,048
84	8.00%, 5/1/30, MBS (k)	Aaa/AAA	98,983
1,868	8.00%, 7/19/30, CMO, VRN (k)	Aaa/AAA	2,239,826
39	8.00%, 8/1/30, MBS (k)	Aaa/AAA	45,850
1	8.00%, 9/1/30, MBS	Aaa/AAA	1,274
1	8.00%, 10/1/30, MBS	Aaa/AAA	1,385
15	8.00%, 1/1/31, MBS	Aaa/AAA	18,237
12	8.00%, 3/1/31, MBS	Aaa/AAA	14,149
118	8.00%, 5/1/31, MBS (k)	Aaa/AAA	137,940
292	8.00%, 7/1/31, MBS (k)	Aaa/AAA	340,616
33	8.00%, 8/1/31, MBS	Aaa/AAA	39,009
345	8.00%, 10/1/31, MBS (k)	Aaa/AAA	397,919
64	8.00%, 11/1/31, MBS (k)	Aaa/AAA	74,993
29	8.00%, 1/1/32, MBS (k)	Aaa/AAA	33,642
96	8.00%, 5/1/32, MBS (k)	Aaa/AAA	112,804
12	8.00%, 6/1/32, MBS	Aaa/AAA	14,100
110	8.00%, 1/1/35, MBS (k)	Aaa/AAA	123,309
43	8.50%, 4/1/16, MBS (k)	Aaa/AAA	46,051
588	8.50%, 9/25/21, CMO (k)	Aaa/AAA	714,668
546	8.50%, 10/25/21, CMO (k)	Aaa/AAA	664,856
371	8.50%, 12/25/21, CMO (k)	Aaa/AAA	446,789
1,356	8.50%, 6/18/27, CMO (k)	Aaa/AAA	1,650,538
214	8.50%, 6/25/30, CMO (k)	Aaa/AAA	254,096
419	8.50%, 6/1/36, MBS (k)	Aaa/AAA	470,613
911	9.417%, 5/15/21, MBS (k)	Aaa/AAA	1,052,265
284	10.049%, 7/15/27, MBS (k)	Aaa/AAA	324,141
10	10.30%, 4/25/19, CMO	Aaa/AAA	10,056

			517,153,670

	Federal Housing Administration—0.8%
3,218	7.25%, 8/1/31 (f)	Aaa/AAA	3,239,483
163	7.43%, 6/1/24 (f)	Aaa/AAA	163,184

			3,402,667

	Freddie Mac—30.5%
75	2.547%, 9/1/31, FRN, MBS (k)	Aaa/AAA	75,521
10	2.699%, 12/1/26, FRN, MBS	Aaa/AAA	10,899

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
	Freddie Mac (continued)
$9	2.716%, 4/1/33, FRN, MBS	Aaa/AAA	$9,271
3,000	4.00%, MBS, TBA (e)	Aaa/AAA	3,089,064
79	5.00%, 10/15/16, CMO	Aaa/AAA	80,555
83	5.00%, 11/15/16, CMO	Aaa/AAA	84,374
54	5.00%, 2/15/24, CMO	Aaa/AAA	59,019
59	6.00%, 10/15/12, CMO	Aaa/AAA	58,947
245	6.00%, 9/15/16, CMO	Aaa/AAA	261,100
2,571	6.00%, 12/15/16, CMO (k)	Aaa/AAA	2,770,450
34	6.00%, 3/15/17, CMO	Aaa/AAA	36,300
987	6.00%, 4/1/17, MBS (k)	Aaa/AAA	1,068,831
803	6.00%, 12/15/28, CMO (k)	Aaa/AAA	871,660
1,236	6.00%, 2/15/31, CMO (k)	Aaa/AAA	1,340,788
772	6.00%, 4/15/31, CMO (k)	Aaa/AAA	849,203
1,648	6.00%, 9/25/31, CMO (k)	Aaa/AAA	1,838,462
15,883	6.00%, 2/15/32, CMO (k)	Aaa/AAA	17,555,393
7	6.00%, 2/1/33, MBS	Aaa/AAA	7,258
1,629	6.00%, 3/1/33, MBS (k)	Aaa/AAA	1,763,963
47	6.00%, 2/1/34, MBS (k)	Aaa/AAA	52,641
126	6.00%, 3/15/35, CMO	Aaa/AAA	148,611
938	6.50%, 11/1/16, MBS (k)	Aaa/AAA	1,028,701
58	6.50%, 4/15/18, CMO	Aaa/AAA	58,167
18	6.50%, 8/1/21, MBS	Aaa/AAA	19,699
160	6.50%, 9/15/23, CMO	Aaa/AAA	175,769
2,624	6.50%, 10/15/23, CMO (k)	Aaa/AAA	2,745,162
407	6.50%, 12/15/23, CMO	Aaa/AAA	443,665
404	6.50%, 3/15/26, CMO (k)	Aaa/AAA	444,266
1,114	6.50%, 2/15/28, CMO (k)	Aaa/AAA	1,239,158
2,085	6.50%, 5/15/29, CMO (k)	Aaa/AAA	2,295,816
9	6.50%, 6/1/29, MBS	Aaa/AAA	9,852
251	6.50%, 7/15/29, CMO (k)	Aaa/AAA	286,608
10,081	6.50%, 6/15/31, CMO (k)	Aaa/AAA	11,506,597
5,503	6.50%, 9/15/31, CMO (k)	Aaa/AAA	6,290,609
100	6.50%, 12/15/31, CMO	Aaa/AAA	104,862
451	6.50%, 2/15/32, CMO (k)	Aaa/AAA	510,455
1,000	6.50%, 6/15/32, CMO (k)	Aaa/AAA	1,142,822
5,217	6.50%, 7/15/32, CMO (k)	Aaa/AAA	5,962,459
2,239	6.50%, 7/1/37, MBS (k)	Aaa/AAA	2,453,839
118	6.50%, 2/25/43, CMO	Aaa/AAA	134,682
109	6.50%, 9/25/43, CMO, VRN	Aaa/AAA	125,166
625	6.50%, 10/25/43, CMO (k)	Aaa/AAA	715,468
5,335	6.50%, 3/25/44, CMO (k)	Aaa/AAA	6,106,650
379	6.50%, 9/1/47, MBS (k)	Aaa/AAA	415,310
494	6.50%, 9/1/48, MBS (k)	Aaa/AAA	540,991
118	6.50%, 10/1/48, MBS (k)	Aaa/AAA	129,804
1,010	6.825%, 7/25/32, CMO, VRN (k)	Aaa/AAA	1,146,297
1,453	6.90%, 9/15/23, CMO (k)	Aaa/AAA	1,686,908
716	6.95%, 7/15/21, CMO (k)	Aaa/AAA	851,492
5	7.00%, 3/1/12, MBS	Aaa/AAA	5,164
16	7.00%, 7/15/12, CMO	Aaa/AAA	16,030
92	7.00%, 9/1/12, MBS (k)	Aaa/AAA	96,988

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
	Freddie Mac (continued)
$10	7.00%, 10/1/12, MBS	Aaa/AAA	$10,129
10	7.00%, 11/1/12, MBS	Aaa/AAA	10,120
10	7.00%, 12/1/12, MBS	Aaa/AAA	10,992
348	7.00%, 7/1/13, MBS (k)	Aaa/AAA	367,933
9	7.00%, 1/1/14, MBS	Aaa/AAA	9,484
325	7.00%, 9/1/14, MBS (k)	Aaa/AAA	349,971
86	7.00%, 11/1/14, MBS (k)	Aaa/AAA	93,239
25	7.00%, 7/1/15, MBS	Aaa/AAA	26,882
9	7.00%, 8/1/15, MBS	Aaa/AAA	9,786
41	7.00%, 4/1/16, MBS (k)	Aaa/AAA	44,292
4	7.00%, 6/1/16, MBS	Aaa/AAA	4,134
36	7.00%, 7/1/16, MBS (k)	Aaa/AAA	39,395
10	7.00%, 11/1/16, MBS	Aaa/AAA	11,397
9	7.00%, 3/1/17, MBS	Aaa/AAA	9,836
663	7.00%, 6/1/17, MBS (k)	Aaa/AAA	706,124
420	7.00%, 8/1/21, MBS (k)	Aaa/AAA	458,349
765	7.00%, 9/1/21, MBS (k)	Aaa/AAA	834,925
516	7.00%, 5/15/23, CMO (k)	Aaa/AAA	525,567
1,378	7.00%, 1/15/24, CMO (k)	Aaa/AAA	1,472,051
73	7.00%, 3/15/24, CMO	Aaa/AAA	85,092
73	7.00%, 5/15/24, CMO	Aaa/AAA	85,338
9	7.00%, 7/1/24, MBS	Aaa/AAA	9,930
739	7.00%, 9/15/25, CMO (k)	Aaa/AAA	858,129
1,009	7.00%, 7/15/27, CMO (k)	Aaa/AAA	1,169,756
4,311	7.00%, 3/15/29, CMO (k)	Aaa/AAA	4,646,152
93	7.00%, 3/1/31, MBS (k)	Aaa/AAA	105,310
1,722	7.00%, 6/15/31, CMO (k)	Aaa/AAA	1,997,251
692	7.00%, 10/1/31, MBS (k)	Aaa/AAA	786,217
291	7.00%, 1/1/32, MBS (k)	Aaa/AAA	330,608
24	7.00%, 3/1/32, MBS (k)	Aaa/AAA	26,831
51	7.00%, 4/1/32, MBS (k)	Aaa/AAA	57,759
413	7.00%, 1/1/36, MBS (k)	Aaa/AAA	469,532
2,609	7.00%, 6/1/36, MBS (k)	Aaa/AAA	2,900,411
643	7.00%, 7/1/36, MBS (k)	Aaa/AAA	715,150
4,390	7.00%, 8/1/36, MBS (k)	Aaa/AAA	4,879,774
2,066	7.00%, 9/1/36, MBS (k)	Aaa/AAA	2,296,166
1,174	7.00%, 11/1/36, MBS (k)	Aaa/AAA	1,303,515
451	7.00%, 12/1/36, MBS (k)	Aaa/AAA	501,744
2,676	7.00%, 1/1/37, MBS (k)	Aaa/AAA	2,974,935
907	7.00%, 2/25/43, CMO (k)	Aaa/AAA	1,044,434
376	7.00%, 9/25/43, CMO (k)	Aaa/AAA	438,185
120	7.00%, 10/25/43, CMO	Aaa/AAA	136,277
242	7.371%, 7/25/32, CMO, VRN (k)	Aaa/AAA	284,160
68	7.50%, 1/1/16, MBS (k)	Aaa/AAA	73,022
1,325	7.50%, 5/15/24, CMO (k)	Aaa/AAA	1,575,823
234	7.50%, 8/1/24, MBS (k)	Aaa/AAA	267,685
2	7.50%, 6/1/25, MBS	Aaa/AAA	2,483
23	7.50%, 12/1/25, MBS	Aaa/AAA	25,766
7	7.50%, 1/1/26, MBS	Aaa/AAA	8,075
16	7.50%, 2/1/26, MBS	Aaa/AAA	17,853
23	7.50%, 3/1/26, MBS	Aaa/AAA	26,256

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
		Freddie Mac (continued)
$31		7.50%, 4/1/26, MBS (k)	Aaa/AAA	$34,776
26		7.50%, 5/1/26, MBS	Aaa/AAA	29,567
260		7.50%, 6/1/26, MBS (k)	Aaa/AAA	296,111
196		7.50%, 7/1/26, MBS (k)	Aaa/AAA	222,478
50		7.50%, 8/1/26, MBS	Aaa/AAA	56,601
14		7.50%, 11/1/26, MBS	Aaa/AAA	15,892
500		7.50%, 12/1/26, MBS (k)	Aaa/AAA	569,664
192		7.50%, 3/15/28, CMO	Aaa/AAA	225,812
3,723		7.50%, 4/1/28, MBS (k)	Aaa/AAA	4,242,345
3		7.50%, 2/1/30, MBS	Aaa/AAA	4,521
1		7.50%, 4/1/30, MBS	Aaa/AAA	1,144
—	(g)	7.50%, 6/1/30, MBS	Aaa/AAA	83
10		7.50%, 10/1/30, MBS	Aaa/AAA	11,940
23		7.50%, 11/1/30, MBS	Aaa/AAA	26,560
1,138		7.50%, 12/1/30, MBS (k)	Aaa/AAA	1,296,113
750		7.50%, 5/1/32, MBS (k)	Aaa/AAA	853,733
28		7.50%, 7/1/33, MBS (k)	Aaa/AAA	31,261
86		7.50%, 7/1/34, MBS (k)	Aaa/AAA	95,766
618		7.50%, 3/1/37, MBS (k)	Aaa/AAA	687,502
74		7.50%, 2/25/42, CMO	Aaa/AAA	86,460
78		8.00%, 8/15/22, CMO	Aaa/AAA	93,273
41		8.00%, 7/1/24, MBS	Aaa/AAA	47,135
58		8.00%, 8/1/24, MBS (k)	Aaa/AAA	66,422
671		8.00%, 12/1/26, MBS (k)	Aaa/AAA	771,746
196		8.00%, 4/15/30, CMO	Aaa/AAA	233,373
198		8.50%, 4/15/22, CMO	Aaa/AAA	238,740
415		8.50%, 10/1/30, MBS (k)	Aaa/AAA	466,901

				126,521,910

		Ginnie Mae—10.9%
199		5.50%, 6/20/35, FRN, MBS (k)	Aaa/AAA	208,498
29		6.00%, 4/15/29, MBS (k)	Aaa/AAA	32,562
3		6.00%, 8/15/31, MBS	Aaa/AAA	3,126
63		6.00%, 2/15/36, MBS (k)	Aaa/AAA	69,841
22		6.00%, 6/15/36, MBS	Aaa/AAA	24,429
11		6.00%, 7/15/36, MBS	Aaa/AAA	11,675
39		6.00%, 9/15/36, MBS (k)	Aaa/AAA	43,355
75		6.00%, 10/15/36, MBS (k)	Aaa/AAA	82,812
65		6.00%, 12/15/36, MBS (k)	Aaa/AAA	72,221
17		6.00%, 6/15/37, MBS	Aaa/AAA	18,659
1,672		6.00%, 7/15/37, MBS (k)	Aaa/AAA	1,850,566
48		6.00%, 11/15/37, MBS (k)	Aaa/AAA	53,225
83		6.00%, 12/15/37, MBS (k)	Aaa/AAA	91,790
252		6.00%, 3/15/38, MBS (k)	Aaa/AAA	279,706
651		6.00%, 9/15/38, MBS (k)	Aaa/AAA	728,260
1,347		6.00%, 10/15/38, MBS (k)	Aaa/AAA	1,486,842
4,524		6.00%, 11/15/38, MBS (k)	Aaa/AAA	5,041,045
33		6.00%, 12/15/38, MBS (k)	Aaa/AAA	36,934
14,000		6.00%, MBS, TBA (e)	Aaa/AAA	15,369,382
100		6.50%, 11/20/24, MBS (k)	Aaa/AAA	112,698
1,574		6.50%, 9/15/28, MBS (k)	Aaa/AAA	1,793,495

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
		Ginnie Mae (continued)
$1,797		6.50%, 10/15/31, MBS (k)	Aaa/AAA	$2,040,270
1,155		6.50%, 1/15/32, MBS (k)	Aaa/AAA	1,304,945
1,650		6.50%, 2/15/32, MBS (k)	Aaa/AAA	1,864,639
855		6.50%, 4/15/32, MBS (k)	Aaa/AAA	966,115
1,186		6.50%, 5/15/32, MBS (k)	Aaa/AAA	1,340,340
63		6.50%, 6/20/32, CMO	Aaa/AAA	69,947
115		6.50%, 9/20/34, MBS (k)	Aaa/AAA	128,882
470		6.50%, 8/20/38, MBS (k)	Aaa/AAA	515,022
175		6.50%, 10/20/38, MBS (k)	Aaa/AAA	188,617
1,077		6.50%, 2/15/39, MBS (k)	Aaa/AAA	1,204,596
3		7.00%, 4/15/24, MBS	Aaa/AAA	3,609
26		7.00%, 7/15/25, MBS (k)	Aaa/AAA	29,990
30		7.00%, 9/15/25, MBS	Aaa/AAA	34,822
21		7.00%, 11/15/25, MBS	Aaa/AAA	24,671
9		7.00%, 12/15/25, MBS	Aaa/AAA	10,609
23		7.00%, 3/15/26, MBS	Aaa/AAA	26,341
7		7.00%, 4/15/26, MBS	Aaa/AAA	8,574
2		7.00%, 5/15/26, MBS	Aaa/AAA	2,350
48		7.00%, 6/15/26, MBS (k)	Aaa/AAA	55,068
3,698		7.00%, 3/20/31, CMO (k)	Aaa/AAA	4,333,398
5		7.50%, 1/15/17, MBS	Aaa/AAA	6,048
2		7.50%, 2/15/17, MBS	Aaa/AAA	2,664
4		7.50%, 3/15/17, MBS	Aaa/AAA	4,024
3		7.50%, 4/15/17, MBS	Aaa/AAA	3,041
5		7.50%, 5/15/17, MBS	Aaa/AAA	6,051
2		7.50%, 7/15/17, MBS	Aaa/AAA	2,486
1		7.50%, 6/15/23, MBS	Aaa/AAA	921
11		7.50%, 10/15/25, MBS	Aaa/AAA	12,307
—	(g)	7.50%, 2/15/26, MBS	Aaa/AAA	454
114		7.50%, 3/15/26, MBS (k)	Aaa/AAA	132,267
142		7.50%, 6/20/26, CMO	Aaa/AAA	168,214
262		7.50%, 9/15/26, MBS (k)	Aaa/AAA	303,291
9		7.50%, 12/15/26, MBS	Aaa/AAA	10,795
3		7.50%, 1/15/27, MBS	Aaa/AAA	3,942
4		7.50%, 2/15/27, MBS	Aaa/AAA	4,739
57		7.50%, 3/15/27, MBS (k)	Aaa/AAA	65,989
290		7.50%, 4/15/27, MBS (k)	Aaa/AAA	337,456
7		7.50%, 5/15/27, MBS	Aaa/AAA	6,887
112		7.50%, 6/15/27, MBS (k)	Aaa/AAA	129,069
164		7.50%, 7/15/27, MBS (k)	Aaa/AAA	189,994
48		7.50%, 8/15/27, MBS (k)	Aaa/AAA	55,994
58		7.50%, 12/15/27, MBS (k)	Aaa/AAA	66,780
346		7.50%, 1/15/28, MBS (k)	Aaa/AAA	401,299
87		7.50%, 2/15/28, MBS (k)	Aaa/AAA	101,307
165		7.50%, 1/15/29, MBS (k)	Aaa/AAA	191,454
202		7.50%, 2/15/29, MBS (k)	Aaa/AAA	235,380
6		7.50%, 3/15/29, MBS	Aaa/AAA	6,647
4		8.00%, 6/15/16, MBS	Aaa/AAA	4,196
—	(g)	8.00%, 7/15/16, MBS	Aaa/AAA	177
10		8.00%, 1/15/17, MBS	Aaa/AAA	9,793
—	(g)	8.00%, 2/15/17, MBS	Aaa/AAA	222

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
		Ginnie Mae (continued)
$8		8.00%, 3/15/17, MBS	Aaa/AAA	$9,446
19		8.00%, 4/15/17, MBS	Aaa/AAA	21,353
14		8.00%, 5/15/17, MBS	Aaa/AAA	15,323
8		8.00%, 6/15/17, MBS	Aaa/AAA	7,609
10		8.00%, 7/15/17, MBS	Aaa/AAA	11,350
1		8.00%, 1/15/20, MBS	Aaa/AAA	579
—	(g)	8.00%, 5/15/21, MBS	Aaa/AAA	169
6		8.00%, 11/15/21, MBS	Aaa/AAA	7,137
5		8.00%, 12/15/21, MBS	Aaa/AAA	5,403
8		8.00%, 4/15/22, MBS	Aaa/AAA	9,537
—	(g)	8.00%, 5/15/22, MBS	Aaa/AAA	386
6		8.00%, 11/15/22, MBS	Aaa/AAA	7,160
347		8.00%, 3/20/30, CMO (k)	Aaa/AAA	417,528
—	(g)	8.50%, 10/15/16, MBS	Aaa/AAA	215
—	(g)	8.50%, 5/15/22, MBS	Aaa/AAA	234
1		8.50%, 1/15/23, MBS	Aaa/AAA	1,073
7		8.50%, 4/15/23, MBS	Aaa/AAA	8,772
2		8.50%, 8/15/30, MBS	Aaa/AAA	2,297
12		8.50%, 2/15/31, MBS	Aaa/AAA	14,294
14		9.00%, 6/15/16, MBS	Aaa/AAA	15,751
37		9.00%, 11/15/16, MBS (k)	Aaa/AAA	40,703
52		9.00%, 12/15/16, MBS (k)	Aaa/AAA	57,998
22		9.00%, 9/15/17, MBS	Aaa/AAA	22,472
48		9.00%, 12/15/17, MBS (k)	Aaa/AAA	54,002
60		9.00%, 3/15/18, MBS (k)	Aaa/AAA	68,962
45		9.00%, 5/15/18, MBS (k)	Aaa/AAA	51,627
21		9.00%, 6/15/18, MBS	Aaa/AAA	20,836
213		9.00%, 10/15/19, MBS (k)	Aaa/AAA	246,550
156		9.00%, 11/15/19, MBS (k)	Aaa/AAA	180,502
82		9.00%, 1/15/20, MBS (k)	Aaa/AAA	95,878

				45,422,960

		Small Business Administration Participation Certificates—5.1%
590		4.625%, 2/1/25, ABS	Aaa/AAA	639,967
515		4.754%, 8/10/14, ABS	Aaa/AAA	550,563
597		5.038%, 3/1/15, ABS	Aaa/AAA	644,211
1,536		5.51%, 11/1/27, ABS	Aaa/AAA	1,729,454
14,658		5.60%, 9/1/28, ABS	Aaa/AAA	16,493,673
143		5.78%, 8/1/27, ABS	Aaa/AAA	159,251
147		5.82%, 7/1/27, ABS	Aaa/AAA	164,025
114		6.30%, 7/1/13	Aaa/AAA	116,567
313		6.30%, 6/1/18	Aaa/AAA	343,000
106		6.40%, 8/1/13	Aaa/AAA	109,669
45		7.20%, 6/1/17	Aaa/AAA	49,512
30		7.70%, 7/1/16	Aaa/AAA	33,188

				21,033,080

		Vendee Mortgage Trust—1.7%
466		6.50%, 3/15/29, CMO	Aaa/AAA	533,060
92		6.75%, 2/15/26, CMO	Aaa/AAA	106,832
208		6.75%, 6/15/26, CMO	Aaa/AAA	244,568
5,558		7.50%, 9/15/30, CMO	Aaa/AAA	6,008,436

				6,892,896

		Total U.S. Government Agency Securities (cost—$691,532,508)		720,427,183

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
CORPORATE BONDS & NOTES—59.2%
Airlines—3.1%
$3,000	American Airlines, Inc., 10.50%, 10/15/12	B2/B	$3,277,500
947	Northwest Airlines, Inc., 1.095%, 5/20/14, FRN (MBIA)(k)	Baa2/A-	852,283
	United Air Lines Pass Through Trust,
2,607	6.636%, 1/2/24	Baa2/BB+	2,671,699
952	9.75%, 1/15/17	Baa2/BBB+	1,118,278
4,385	10.40%, 5/1/18 (k)	Baa2/BBB+	4,955,454

			12,875,214

Banking—9.7%
£1,100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	Baa2/A-	2,268,698
$7,700	Discover Bank, 7.00%, 4/15/20	Ba1/BBB-	8,513,312
	Rabobank Nederland NV,
€2,000	6.875%, 3/19/20	NR/NR	2,788,549
$5,900	11.00%, 6/30/19 (a)(d)(h)(k)	A2/AA-	7,900,442
13,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	Baa3/BBB-	14,238,679
	Royal Bank of Scotland PLC, FRN,
2,000	0.489%, 4/11/16	Baa3/BBB	1,745,808
3,000	1.029%, 9/29/15	Baa3/BBB	2,619,603

			40,075,091

Energy—0.2%
625	Consol Energy, Inc., 8.25%, 4/1/20 (a)(d)	B1/BB	700,000

Financial Services—27.5%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14	B3/B	3,140,475
6,100	8.30%, 2/12/15 (a)(d)	B3/B	6,664,250
3,100	American General Finance Corp., 0.542%, 12/15/11, FRN	B3/B	2,875,191
1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	1,257,646
3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)(k)	Baa3/BBB	3,100,731
	CIT Group, Inc.,
2,335	7.00%, 5/1/13	B3/B+	2,375,633
502	7.00%, 5/1/14	B3/B+	507,183
502	7.00%, 5/1/15	B3/B+	504,044
837	7.00%, 5/1/16	B3/B+	837,983
1,172	7.00%, 5/1/17	B3/B+	1,171,714
	Citigroup, Inc. (k),
9,000	5.00%, 9/15/14	Baa1/A-	9,441,711
10,000	5.625%, 8/27/12	Baa1/A-	10,581,780
2,500	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(h)(k)	A3/A-	2,396,875
	Ford Motor Credit Co. LLC,
1,000	6.625%, 8/15/17	Ba2/B+	1,120,112
10,000	8.70%, 10/1/14 (k)	Ba2/B+	11,516,280
	General Electric Capital Corp.,
5,000	4.375%, 9/16/20 (k)	Aa2/AA+	5,053,615
£3,000	6.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	4,484,635
	International Lease Finance Corp. (a)(d),
$2,000	6.75%, 9/1/16	Ba3/BBB-	2,190,000
7,000	7.125%, 9/1/18	Ba3/BBB-	7,735,000
5,000	Lyondell Chemical Co., 8.00%, 11/1/17 (a)(d)	Ba3/BB	5,487,500

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
Financial Services (continued)
	$4,000	Merrill Lynch & Co., Inc., 0.749%, 1/15/15, FRN (k)	A2/A	$3,772,008
		Morgan Stanley,
	8,000	0.739%, 10/18/16, FRN (k)	A2/A	7,128,720
AUD	2,700	5.08%, 3/1/13, FRN	A2/NR	2,542,936
	$1,000	6.625%, 4/1/18 (k)	A2/A	1,124,898
		SLM Corp.,
	€1,000	1.149%, 11/15/11, FRN	Ba1/BBB-	1,329,121
	€1,500	3.125%, 9/17/12	Ba1/BBB-	2,012,863
	$570	3.285%, 2/1/14, FRN	Ba1/BBB-	500,340
	€2,000	4.75%, 3/17/14	Ba1/BBB-	2,597,835
	$1,000	8.00%, 3/25/20	Ba1/BBB-	1,012,555
	2,500	8.45%, 6/15/18	Ba1/BBB-	2,622,745
	1,800	UBS AG, 5.875%, 12/20/17 (k)	Aa3/A+	2,066,292
	5,000	Waha Aerospace BV, 3.925%, 7/28/20 (a)(d)(k)	Aa2/AA	5,114,845

				114,267,516

Healthcare & Hospitals—0.4%
	1,500	HCA, Inc., 9.00%, 12/15/14	Caa1/B-	1,603,125

Hotels/Gaming—0.0%
	100	MGM Resorts International, 9.00%, 3/15/20 (a)(d)	B1/B	109,875

Insurance—7.6%
		American International Group, Inc.,
	13,400	5.85%, 1/16/18 (k)	A3/A-	14,237,500
	3,000	6.25%, 5/1/36 (k)	A3/A-	3,003,750
	9,700	8.25%, 8/15/18 (k)	A3/A-	11,627,875
	£1,750	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	2,895,827

				31,764,952

Oil & Gas—7.5%
		Anadarko Petroleum Corp.,
	$600	6.20%, 3/15/40	Ba1/BBB-	579,144
	3,600	6.375%, 9/15/17	Ba1/BBB-	4,005,173
	4,500	6.45%, 9/15/36	Ba1/BBB-	4,496,737
	7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	A2/A	7,453,327
		Gaz Capital S.A. for Gazprom,
	€1,000	5.875%, 6/1/15 (a)(d)	Baa1/BBB	1,475,032
	$3,000	8.625%, 4/28/34	Baa1/BBB	3,735,000
	2,000	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	2,290,000
	1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	1,411,119
	5,000	Shell International Finance BV, 5.50%, 3/25/40 (k)	Aa1/AA	5,532,860

				30,978,392

Real Estate Investment Trust—1.6%
	2,000	Kilroy Realty L.P., 5.00%, 11/3/15 (e)	Baa3/BBB-	2,023,812
	4,500	Reckson Operating Partnership L.P., 7.75%, 3/15/20	Ba2/BB+	4,812,314

				6,836,126

Retail—0.3%
	987	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)(k)	Baa2/BBB+	1,157,552

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
Telecommunications—0.8%
$2,900	Telecom Italia Capital S.A., 7.20%, 7/18/36	Baa2/BBB	$3,163,909

Utilities—0.5%
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (a)(d)	Caa3/B+	2,105,072

	Total Corporate Bonds & Notes (cost—$208,820,676)		245,636,824

MORTGAGE-BACKED SECURITIES—39.7%
2,833	Banc of America Large Loan, Inc., 5.686%, 4/24/49, CMO, VRN (a)(d)(f)	NR/NR	2,661,241
5,000	Bear Stearns Adjustable Rate Mortgage Trust,
	2.876%, 10/25/35, CMO, FRN	NR/BB	4,269,743
954	Bear Stearns Alt-A Trust, 6.126%, 8/25/36, CMO, VRN	Caa3/CCC	632,261
41	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	Aaa/NR	41,647
	Countrywide Alternative Loan Trust, CMO,
1,762	6.25%, 8/25/37	Caa3/CC	1,269,549
2,453	6.50%, 7/25/35	Ca/CCC	1,501,958
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,441	4.209%, 8/25/34, FRN	A1/AA	970,260
4,707	6.00%, 5/25/37	Caa2/NR	3,628,654
5,003	7.50%, 11/25/34 (a)(d)	Baa1/NR	5,097,612
710	7.50%, 6/25/35 (a)(d)	B1/BBB	563,388
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
570	1.406%, 3/25/34, FRN	Aa2/AA+	483,018
1,266	7.00%, 2/25/34	Aa2/AAA	1,332,460
	Credit Suisse Mortgage Capital Certificates, CMO,
6,000	0.426%, 10/15/21, FRN (a)(d)	Aa1/AAA	5,302,980
2,306	5.695%, 9/15/40, VRN	NR/A-	2,401,483
€2,792	DECO Series, 1.192%, 10/27/20, CMO, FRN	Aaa/AAA	3,232,730
$6,480	Deutsche Mortgage Securities, Inc., 5.00%, 6/26/35, CMO, VRN (a)(d)	A3/AAA	4,593,286
€117	EMF-NL, 1.887%, 10/17/39, CMO, FRN	NR/AAA	159,989
$638	GMAC Mortgage Corp. Loan Trust, 5.153%, 8/19/34, CMO, FRN	Aa2/AAA	509,466
3,444	GSAA Trust, 6.00%, 4/1/34, CMO	Aa1/AAA	3,582,474
	GSMPS Mortgage Loan Trust, CMO (a)(d),
4,746	7.00%, 6/25/43	NR/NR	4,789,426
120	7.50%, 6/19/27, VRN	NR/NR	118,538
1,754	8.00%, 9/19/27, VRN	NR/NR	1,823,583
	GSR Mortgage Loan Trust, CMO,
1,188	0.586%, 12/25/34, FRN	Aa2/AAA	1,002,486
601	0.596%, 12/25/34, FRN	Aa1/NR	503,091
7,490	5.196%, 11/25/35, VRN	NR/BB+	7,353,405
5,000	5.50%, 11/25/35	NR/CCC	4,302,800
1,819	6.50%, 1/25/34	NR/AAA	1,879,284
	Harborview Mortgage Loan Trust, CMO,
3,446	0.626%, 10/19/33, FRN	Aaa/AAA	3,077,470
3,534	5.847%, 6/19/36, VRN	Caa3/D	2,154,223
903	JPMorgan Alternative Loan Trust, 5.95%, 9/25/36, CMO, VRN	Caa1/B-	906,124
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a)(d),
5,000	0.706%, 7/15/19, FRN	Aa2/NR	3,951,916
4,000	5.653%, 3/18/51, VRN	A1/NR	3,800,344
5,596	JPMorgan Mortgage Trust, 4.239%, 10/25/36, CMO, VRN	Caa1/NR	4,427,742
4,503	Luminent Mortgage Trust, 0.426%, 12/25/36, CMO, FRN	B2/B+	2,815,526
2,032	MASTR Adjustable Rate Mortgage Trust, 3.391%, 10/25/34, CMO, VRN	NR/A	1,681,342

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
	MASTR Alternative Loans Trust, CMO,
$1,139	6.25%, 7/25/36	Caa3/CCC	$910,120
1,434	6.50%, 3/25/34	Aaa/AAA	1,495,573
119	7.00%, 4/25/34	Aaa/AAA	113,889
	MASTR Reperforming Loan Trust, CMO (a)(d),
3,208	7.00%, 5/25/35	Ba3/BBB-	3,230,903
4,668	7.50%, 7/25/35	Ba3/AAA	4,277,012
	Newgate Fund PLC, CMO, FRN,
£4,200	1.725%, 12/15/50	Aa2/AA	4,933,108
£1,200	1.975%, 12/15/50	A3/A-	972,062
€800	2.129%, 12/15/50	A3/A-	564,484
€1,300	2.379%, 12/15/50	Ba1/BB+	670,592
	Nomura Asset Acceptance Corp., CMO (a)(d),
$2,599	7.00%, 10/25/34	A1/AAA	2,637,854
3,758	7.50%, 3/25/34	Aa3/AAA	3,916,496
7,798	7.50%, 10/25/34	A1/AAA	7,945,589
	Residential Accredit Loans, Inc., CMO,
3,826	0.436%, 6/25/46, FRN	Caa1/CCC	1,579,667
4,692	6.00%, 8/25/35	NR/CCC	4,053,335
	Residential Asset Mortgage Products, Inc., CMO,
86	6.50%, 11/25/31	NR/A+	85,449
789	7.00%, 8/25/16	NR/B+	797,355
1,145	8.50%, 10/25/31	Aa2/BB	1,197,928
1,729	8.50%, 11/25/31	NR/CCC	1,821,043
2,164	Sequoia Mortgage Trust, 0.456%, 7/20/36, CMO, FRN	B1/BBB+	1,749,464
638	Structured Adjustable Rate Mortgage Loan Trust,
	2.824%, 3/25/34, CMO, VRN	Aa2/AAA	639,696
6,164	Structured Asset Mortgage Investments, Inc.,
	1.853%, 8/25/47, CMO, FRN	B2/CCC	3,746,876
5,863	Structured Asset Securities Corp., 7.50%, 10/25/36, CMO (a)(d)	B3/CCC	5,813,709
	Wachovia Bank Commercial Mortgage Trust, CMO, FRN (a)(d),
5,000	0.376%, 9/15/21	A1/A+	4,142,358
1,835	1.256%, 9/15/21	B1/CCC-	1,627,705
	WaMu Mortgage Pass Through Certificates, CMO, VRN,
575	2.705%, 5/25/35	NR/BB+	460,355
4,129	5.330%, 12/25/36	NR/CCC	3,222,634
	Washington Mutual MSC Mortgage Pass Through Certificates, CMO,
2,301	6.50%, 8/25/34	NR/AAA	2,376,653
780	7.00%, 3/25/34	NR/AAA	830,814
1,889	7.50%, 4/25/33	NR/AAA	1,949,177
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,481	2.874%, 6/25/35, FRN	NR/AA	1,431,758
248	2.906%, 4/25/36, VRN	NR/CCC	229,086
2,585	2.908%, 5/25/35, VRN	Baa2/AAA	2,505,518
580	2.921%, 6/25/35, VRN	Baa1/AA+	569,616
3,064	5.220%, 4/25/36, VRN	NR/BB+	2,764,453
2,800	5.764%, 10/25/36, VRN	Caa1/NR	2,518,761

	Total Mortgage-Backed Securities (cost—$163,184,408)		164,602,591

SENIOR LOANS (a)(c)—4.2%
Financial Services—3.8%
11,000	American General Finance Corp., 7.25%, 4/21/15		11,121,176

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
Financial Services (continued)

	$1,829	CIT Group, Inc., 6.25%, 8/11/15		$1,863,021
		International Lease Finance Corp.,
	1,700	6.75%, 3/17/15, Term B1		1,744,474
	1,300	7.00%, 3/17/16, Term B2		1,332,500

				16,061,171

Utilities—0.4%
		Texas Competitive Electric Holdings Co. LLC,
	1,990	3.756%, 10/10/14		1,556,338
	5	3.789%, 10/10/14		3,940

				1,560,278

		Total Senior Loans (cost—$17,331,513)		17,621,449

ASSET-BACKED SECURITIES—3.8%
	819	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Caa2/NR	705,860
		Advanta Business Card Master Trust, FRN,
	1,000	0.506%, 6/20/14	Ca/CCC-	831,310
	1,000	0.506%, 12/22/14	Ca/CCC-	831,310
		Ameriquest Mortgage Securities, Inc., FRN,
	2,038	3.781%, 11/25/32	Ca/D	182,241
	667	5.881%, 2/25/33	Ca/D	54,477
	1,809	Bear Stearns Asset-Backed Securities Trust, 0.756%, 9/25/34, FRN	NR/A	1,452,347
		Conseco Finance Securitizations Corp.,
	675	7.96%, 2/1/32	Ca/CCC-	569,496
	339	7.97%, 5/1/32	Ca/CCC-	271,622
		Conseco Financial Corp.,
	285	6.53%, 2/1/31, VRN	NR/CCC-	277,943
	461	7.05%, 1/15/27	B3/B	426,062
	1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	Ba2/AAA	966,490
CAD	800	Ford Auto Securitization Trust, 4.817%, 10/15/12 (a)(d)	NR/AAA	807,559
	$5,000	Green Tree, 8.97%, 4/25/38, VRN (a)(d)	NR/NR	5,623,434
	997	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	1,019,714
	1,942	Morgan Stanley ABS Capital I, 0.436%, 1/25/36, FRN	Caa2/B-	1,729,719
	45	Oakwood Mortgage Investors, Inc., 0.486%, 5/15/13, FRN	Caa1/B-	35,344
	34	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	NR/CCC	35,051

		Total Asset-Backed Securities (cost—$16,115,562)		15,819,979

SOVEREIGN DEBT OBLIGATIONS—0.5%
Tunisia—0.5%
	2,000	Banque Centrale de Tunisie S.A., 7.375%, 4/25/12 (cost—$2,022,974)	Baa2/BBB	2,168,200

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Utilities—0.4%
	27,200	PPL Corp., 9.50%, 7/1/13 (cost—$1,360,000)	NR/NR	1,534,896

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	Value*
MUNICIPAL BONDS—0.4%
West Virginia—0.4%
$1,900	Tobacco Settlement Finance Auth. Rev.,
	7.467%, 6/1/47, Ser. A (cost—$1,787,508)	Baa3/BBB	$1,479,093

Shares
COMMON STOCK—0.0%
Oil, Gas & Consumable Fuels—0.0%
3,881	SemGroup Corp., Class A (j) (cost—$100,913)		90,433

Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
4,086	SemGroup Corp., expires 11/30/14 (j) (cost—$18,385)		21,449

SHORT-TERM INVESTMENTS—7.4%

Principal Amount (000s)
Corporate Notes—5.5%
Financial Services—5.1%
€2,200	American General Finance Corp., 4.625%, 6/22/11	B3/NR	3,005,955
$4,700	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/B+	4,934,854
	International Lease Finance Corp.,
2,300	5.125%, 11/1/10	B1/BB+	2,300,000
9,763	5.75%, 6/15/11	B1/BB+	9,921,649
1,000	SLM Corp., 0.532%, 12/15/10, FRN (k)	Ba1/BBB-	990,792

			21,153,250

Insurance—0.3%
1,000	American International Group, Inc., 0.399%, 10/18/11, FRN (k)	A3/A-	985,628

Oil & Gas—0.1%
500	BP Capital Markets PLC, 0.423%, 4/11/11, FRN (k)	A2/NR	499,575

	Total Corporate Notes (cost—$21,025,417)		22,638,453

Municipal Bonds—1.2%
Michigan—1.2%
5,000	Municipal Bond Auth. Rev., 5.00%, 3/21/11, Ser. B (cost—$5,001,854)	NR/NR	5,058,800

U.S. Treasury Bills (i)(l)—0.3%
1,220	0.144%, 12/2/10 (cost—$1,219,849)		1,219,849

Repurchase Agreement—0.2%
925	State Street Bank & Trust Co., dated 10/29/10, 0.01%, due 11/1/10, proceeds $925,001; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $948,420 including accrued interest (cost—$925,000)		925,000

PIMCO Strategic Global Government Fund, Inc. Schedule of Investments

October 31, 2010 (unaudited)

Principal Amount (000s)			Credit Rating (Moody’s/S&P)	Value*
U.S. Government Agency Securities—0.2%
		Freddie Mac, MBS,
$—	(g)	7.00%, 1/1/11, MBS	Aaa/AAA	$121
232		7.00%, 9/1/11, MBS (k)	Aaa/AAA	238,419
		Small Business Administration Participation Certificates,
153		6.344%, 8/1/11	Aaa/AAA	158,035
357		6.64%, 2/1/11	Aaa/AAA	363,164

		Total U.S. Government Agency Securities (cost—$745,481)		759,739

		Total Short-Term Investments (cost—$28,917,601)		30,601,841

Notional Amount
OPTIONS PURCHASED (j)—0.0%
		Put Options—0.0%
		Fannie Mae (OTC),
$6,000,000		strike price $85, expires 1/6/11		—
126,000,000		strike price $90, expires 1/6/11		1
28,000,000		strike price $90.50, expires 12/6/10		1
70,000,000		strike price $95, expires 1/6/11		1
13,000,000		strike price $96, expires 12/6/10		—
13,000,000		strike price $99, expires 12/6/10		—
5,000,000		strike price $99.50, expires 12/6/10		—

		Total Options Purchased (cost—$30,586)		3

		Total Investments (cost—$1,131,222,634)—289.2%		1,200,003,941
		Liabilities in excess of other assets—(189.2)%		(784,998,415)

		Net Assets—100%		$415,005,526

Notes to Schedule of Investments:

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $137,450,046, representing 33.1% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2010.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2010.

(f)	Fair-Valued—Securities with an aggregate value of $6,063,908, representing 1.5% of net assets.

(g)	Principal amount less than $500.

(h)	Perpetual maturity. Maturity date shown is the first call date. On Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)	Non-income producing.

(k)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Rates shown are the effective yields at purchase date.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2010.

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

NR—Not Rated

OTC—Over the Counter

TBA—To Be Announced

VRN—	Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2010.

Other Investments:

(A) Credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2010 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Received	Unrealized Depreciation
Bank of America:
American International Group	$13,400	2.14%	3/20/18	(5.00)%	$(2,485,334)	$(1,319,856)	$(1,165,478)

Sell protection swap agreements outstanding at October 31, 2010 (2):
Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
MetLife	$13,400	1.90%	9/20/15	1.00%	$(536,205)	$(900,456)	$364,251
BNP Paribas:
General Electric	800	1.30%	12/20/13	4.60%	85,210	—	85,210
Citigroup:
American Express	500	0.60%	12/20/13	4.30%	60,217	—	60,217
SLM	2,900	3.71%	12/20/13	5.00%	125,710	(350,000)	475,710
Deutsche Bank:
American International Group	3,000	1.15%	3/20/13	2.10%	75,088	—	75,088
General Electric	4,100	1.30%	12/20/13	4.78%	459,535	—	459,535
General Electric	8,000	1.30%	12/20/13	4.82%	908,109	—	908,109
ING Bank	€5,000	1.37%	6/20/11	1.40%	12,750	—	12,750
SLM	$4,000	3.71%	12/20/13	5.00%	173,393	(490,000)	663,393
Merrill Lynch:
American Express	8,000	0.60%	12/20/13	4.10%	911,673	—	911,673
SLM	8,000	3.71%	12/20/13	5.00%	346,786	(980,000)	1,326,786

					$2,622,266	$(2,720,456)	$5,342,722

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(B) Interest rate swap agreements outstanding at October 31, 2010:

			Rate Type			Upfront Premiums Paid
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value		Unrealized Depreciation
Royal Bank of Scotland	$75,000	12/15/20	2.75%	3-Month USD-LIBOR	$(24,076)	$264,000	$(288,076)

LIBOR—London Inter-Bank Offered Rate

(C) Forward foreign currency contracts outstanding at October 31, 2010:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2010	Unrealized Appreciation (Depreciation)
Sold:
2,565,000 Australian Dollar settling 12/3/10	Deutsche Bank	$2,515,106	$2,504,955	$10,151
3,373,000 British Pound settling 12/20/10	Citigroup	5,236,869	5,390,745	(153,876)
3,354,000 British Pound settling 12/20/10	Credit Suisse First Boston	5,355,885	5,360,379	(4,494)
791,000 British Pound settling 12/20/10	Goldman Sachs	1,231,439	1,264,180	(32,741)
1,786,000 British Pound settling 12/20/10	UBS	2,777,592	2,854,394	(76,802)
564,000 Canadian Dollar settling 11/18/10	Deutsche Bank	550,915	554,035	(3,120)
266,000 Canadian Dollar settling 11/18/10	Royal Bank of Scotland	259,834	261,300	(1,466)
1,877,000 Euro settling 1/25/11	Citigroup	2,609,697	2,605,860	3,837
871,000 Euro settling 11/23/10	Credit Suisse First Boston	1,210,344	1,210,292	52
9,921,000 Euro settling 11/23/10	Deutsche Bank	12,705,130	13,785,660	(1,080,530)

				$(1,338,989)

At October 31, 2010, the Fund held $2,520,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(D) Open reverse repurchase agreements at October 31, 2010:

Counterparty	Rate		Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.27 0.27 0.33 0.45	% % % %	10/20/10 10/21/10 10/13/10 10/12/10	11/18/10 11/18/10 11/10/10 11/12/10	$14,449,300 3,469,286 2,861,498 51,482,798	$14,448,000 3,469,000 2,861,000 51,469,931
Barclays Bank	0.27 0.33 0.50 0.50 0.70	% % % % %	10/13/10 10/13/10 10/12/10 10/21/10 10/5/10	11/10/10 11/10/10 11/8/10 11/22/10 11/4/10	85,133,130 2,139,373 10,261,850 4,002,611 10,119,310	85,121,000 2,139,000 10,259,000 4,002,000 10,114,000
Citigroup	0.27%		10/13/10	11/10/10	27,004	27,000
Credit Suisse First Boston	0.27 0.50	% %	10/13/10 10/25/10	11/10/10 11/30/10	38,169,438 8,903,867	38,164,000 8,903,000
Deutsche Bank	0.25 0.27	% %	10/13/10 10/13/10	11/10/10 11/10/10	75,196,921 60,061,558	75,187,000 60,053,000
Goldman Sachs	0.26%		10/20/10	11/10/10	4,552,394	4,552,000
Greenwich Capital Markets	0.32 0.32 0.32 0.33 0.50 0.50 0.50	% % % % % % %	10/13/10 10/18/10 10/20/10 10/28/10 10/1/10 10/12/10 10/29/10	11/10/10 11/10/10 11/10/10 11/10/10 11/1/10 11/8/10 12/1/10	73,608,429 1,957,243 500,053 7,472,274 2,011,866 14,223,950 19,864,828	73,596,000 1,957,000 500,000 7,472,000 2,011,000 14,220,000 19,864,000
Morgan Stanley	0.45%		10/7/10	11/8/10	3,269,021	3,268,000

						$493,656,931

The weighted average daily balance of reverse repurchase agreements outstanding during the nine months ended October 31, 2010 was $426,865,226 at a weighted average interest rate of 0.32%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at October 31, 2010 was $534,121,834.

At October 31, 2010, the Fund held $600,000, $1,400,000 and $890,000 in principal value of Corporate Bonds, U.S. Treasury Bills, and U.S. Treasury Notes, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the nine months ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing servies based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps – Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at October 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 10/31/10
Investments in Securities – Assets
U.S. Government Agency Securities	—	$717,024,516	$3,402,667	$720,427,183
Corporate Bonds & Notes:
Airlines	—	3,277,500	9,597,714	12,875,214
All Other	—	232,761,610	—	232,761,610
Mortgaged-Backed Securities	—	161,941,350	2,661,241	164,602,591
Senior Loans	—	17,621,449	—	17,621,449
Asset-Backed Securities	—	15,819,979	—	15,819,979
Sovereign Debt Obligations	—	2,168,200	—	2,168,200
Convertible Preferred Stock	$1,534,896	—	—	1,534,896
Municipal Bonds	—	1,479,093	—	1,479,093
Common Stock	—	90,433	—	90,433
Warrants	—	21,449	—	21,449
Short-Term Investments	—	30,601,841	—	30,601,841
Options Purchased:
Interest Rate Contracts	—	3	—	3

Total Investments in Securities – Assets	$1,534,896	$1,182,807,423	$15,661,622	$1,200,003,941

Other Financial Instruments* – Assets
Credit Contracts	—	$5,342,722	—	$5,342,722
Foreign Exchange Contracts	—	14,040	—	14,040

Total Other Financial Instruments* – Assets	—	$5,356,762	—	$5,356,762

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(1,165,478)	—	$(1,165,478)
Interest Rate Contracts	—	(288,076)	—	(288,076)
Foreign Exchange Contracts	—	(1,353,029)	—	(1,353,029)

Total Other Financial Instruments* – Liabilities	—	$(2,806,583)	—	$(2,806,583)

Total Investments	$1,534,896	$1,185,357,602	$15,661,622	$1,202,554,120

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers into and out of Level 1 and 2 during the nine months ended October 31, 2010.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended October 31, 2010, was as follows:

	Beginning Balance 1/31/10	Net Purchases(Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 10/31/10
Investments in Securities – Assets
U.S. Government Agency Securities	$3,441,338	$(101,553)	$1,367	$3,080	$58,435	—	—	$3,402,667
Corporate Bonds & Notes:
Airlines	7,505,385	1,286,444	20,084	18,667	767,134	—	—	9,597,714
Mortgaged-Backed Securities	215,345	2,482,249	3,999	(1,806)	121,443	—	$(159,989)	2,661,241

Common Stock	92,180	—	—	—	(1,747)	—	(90,433)	—
Warrants	21,449	—	—	—	—	—	(21,449)	—

Total Investments	$11,275,697	$3,667,140	$25,450	$19,941	$945,265	—	$(271,871)	$15,661,622

**	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at October 31, 2010 was $966,189.

At October 31, 2010, the cost basis of portfolio securities for federal income tax purposes is $1,131,222,645. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $76,978,270; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $8,196,974; and net unrealized appreciation for federal income tax purposes is $68,781,296. The difference between book and tax cost is attributable to wash sales.

Item 2.	Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Strategic Global Government Fund, Inc.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: December 22, 2010

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: December 22, 2010

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: December 22, 2010